Exhibit 99.1

Lehman Brothers

Where vision gets built.@

September 2005 New York

Presenters:

Joseph H. Netherland Chairman, President and CEO

William H. Schumann Sr. Vice President & CFO

Director of Investor Relations Maryann T. Seaman (312) 861-6414 Chicago (281) 591-4080 Houston maryann.seaman@fmcti.com

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.

The Company’s periodic reports filed under the Securities Exchange Act of 1934 include information concerning factors that may cause results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders.

The Appendices to this presentation provides reconciliations to GAAP for any non-GAAP measures referenced in today’s presentation.

FMC Technologies At A Glance

2004 Revenue: $2.8 Billion

FMC Technologies is a global leader in the design, manufacture and supply of mission-critical technology for the energy, food and airport industries

2004 Revenue

Energy Systems

71%

FoodTech 19%

Airport Systems 10%

Fluid Control Loading Systems Measurement Solutions

Citrus Extractors Freezing Systems Food Processing Systems

Subsea Trees Surface Wellheads Manifolds Control Systems Floating Production Systems Separation Systems

Loaders Deicers

Boarding Bridges Rampsnake

Order Backlog

Backlog continues to grow on the strength of subsea

Orders Backlog $M

3500 3000 2500 2000 1500 1000 500 0

3096

2415 2255 2263

2001 2002 2003 2004

Energy Systems $M

2000 1800 1600 1400 1200 1000 800 600 400 200 0

1834 1587

1258 1151 961

2001 2002 2003 2004 2005 YTD

FoodTech and Airport

Strong Financial Results

Energy Systems Drives Growth

Segment Operating Profit $M

$160 $140 $120 $100 $80 $60 $40 $20 $0

20011 2002 2003 2004 2

(Adjusted Operating Profit) (Adjusted Operating Profit)

Airport FoodTech Energy Systems

Earnings per diluted share

$1.25

$1.40 $1.20 $1.03

$0.87

$1.00 $0.77 $0.80

$0.60 $0.40 $0.20

$0.00

2001 3,4 2002 4 2003 2004 2

(Adjusted Income) (Adjusted Income)

1 See Appendix I for reconciliation of 2001 adjusted segment operating profit (non GAAP measure) to U.S. GAAP.

2 See Appendix II for reconciliation of 2004 adjusted segment operating profit (non GAAP measure) and 2004 adjusted income per diluted share (non GAAP measure) to U.S. GAAP.

3 See Appendix III for reconciliation of 2001 adjusted income (non-GAAP measure) to U.S. GAAP. See Appendix IV for reconciliation of 2001 adjusted income per diluted share (non GAAP measure) to U.S. GAAP.

4 Amounts represent income per diluted share before the cumulative effect of an accounting change.

Subsea Production Systems

Our Largest And Fastest Growing Business

2004 Revenues

Subsea

Subsea

Subsea Revenue

$M

1200 900 600 300

0

2001 2002 2003 2004

Subsea Tree Orders

Tree Market Share – June Year to Date 2005

31%

Cooper Cameron

16%

Vetco

1%

Dril-Quip

Aker Kvaerner 15%

FMC Technologies

37%

Source: Quest Offshore Resources, Inc.

Subsea Tree Orders

Tree Market Share 2001 through 2Q 2005

Tree Unit Market Share

47% 50% 38% 40%

37% 40%

30%

22%

20%

10%

0%

2001 2002 2003 2004 2005 June Year-to-date

Source: Quest Offshore Resources, Inc.

Leading Industry Positions

Energy Production Systems

Industry Position Subsea Kongsberg 1 Surface Products 2 Floating Production SOFEC 2 Systems

Surface Floating Production Subsea

2004 Revenues $1.5B

Energy Processing Systems

Industry Position Fluid Control WECO®/Chiksan® 1 Loading Systems Chiksan® Marine Arms 1 Measurement Smith Meter 1 Solutions

Measurement Solutions

Loading Systems

Fluid Control

Material Handling

2004 Revenues $0.5B

Sonatrach – A Troubled Contract

Awarded in late 2002 to SOFEC subsidiary

Scope: To install 5 loading/unloading buoys offshore Algeria Includes E&C contract for:

Design/installation of onshore pumping stations Onshore and offshore piping

Has been – and continues to be – very difficult to forecast

Time of completion Total cost of completion

Have seen several delays/cost increases. Continue to experience delays.

Under buoy hoses

Access to pipelines for tie in Other subcontractor delays

May see more in the future

1. This is the only contract SOFEC has that requires construction/pipeline, etc.; do not intend to seek/accept others.

2. Need to complete this contract and get this behind us – we are working on this.

FMC Technologies

Leading technology and industry positions across major product lines

Leader in growing subsea and deepwater market

Proven track record of growth with high return on capital

Leading Deepwater/Subsea Position

Broadest subsea systems capabilities

20 years systems experience

Leader in deepwater technology

High reliability, quality and proven technology

Well positioned with the major subsea E&P companies

Alliance agreements create working partnerships and standardization

Well positioned in major producing basins

Local manufacturing near customer’s project management teams

Growing market

Offshore Capabilities

Metering & Control Systems

Tension Leg Platforms

Floating Production Storage & Offloading Vessels

Surface Well Systems

Light Well Intervention

Turret Mooring Systems

Subsea Drilling Systems

Standard Subsea Trees

Subsea Processing

Smart Well Control Systems

Subsea Template Systems

Subsea Manifold

ROV Tie-In Systems

Guidelineless Deepwater Trees

Strong Deepwater Track Record



1980
Bonito
RJS-39
189m
FMC
619 ft
1983
Piraúna
RJS-232
293m
Kvaerner
961 ft
1985
Marimbá
RJS-284
383m
FMC
1,256 ft
1988
Marimbá
RJS-376D
492m
FMC
1,613 ft
1988
Placid
Green
Canyon 31
684m
VG
2,244 ft
1992
Marlim
MRL-9
781m
FMC
2,561 ft
1994
Marlim
MRL-4
1027m
FMC
3,368 ft
1997
Shell Mensa
1618m
FMC
5,308 ft
1997
Marlim Sul
MLS-3
1709m
VG
5,605 ft
1999
Roncador
RJS-436
1853m
FMC
6,080 ft
2000
Petrobras
Roncador
1877m
VG
6,157 ft
2002
Marathon
Camden
Hills
2197m
Cameron
7,209 ft
2004
Shell
Coulomb
2307m
FMC
7,570 ft
World
Record

FMC Technologies

OTC Technology Award Winning Projects

FTI supplied the equipment on 8 out of 9

1997 Amoco – Liuhua Project 1998 Shell – Mensa Project 1999 BP – Foinhaven Project

2000 Kerr-McGee – Neptune Spar Project 2001 Petrobras – Roncador 2002 ExxonMobil – Hoover / Diana Project 2003 Total – Girassol Project 2004 Shell and BP – Na Kika Project 2005 Kerr-McGee – Redhawk

Well Positioned With Major Subsea Operators

Subsea Completions 2005 To 2011E

Predominantly FTI accounts

Trees

600 500 400 300 200 100 0

Total

Petrobras

BP

Chevron

Exxon Mobil

Statoil

Royal

Dutch/Shell

Norsk

Hydro Woodside

BHP Billiton

Unocal Murphy

Oil

ConocoPhillips Burullus

Kerr-McGee

Marathon

ENI

Sakhalin Focus Energy

NEXEN Anadarko

Source: Quest Offshore

FMC Technologies

Leading technology and industry positions across major product lines Leader in growing subsea and deepwater market

Proven track record of growth with high return on capital

Installed Tree Forecast

# of Trees

500 450 400 350 300 250 200 150 100 50 0

2004 2005 2006 2007 2008 2009 2010 2011

Africa/Mediterranean

Asia Pacific

North Sea Brazil North America

Source: Quest Offshore May 2005 Normalized Case

Subsea Tree Awards

FTI Market Share 38% 40% 47%

# of Trees

450 400 350 300 250 200 150 100 50 0

273

2002

229

2003

362

2004

80

159

233

2005 A / F

472

392

Awarded Base Forecast Upside Forecast

Source: Quest Offshore Resources, Inc. August 2005 Forecast

EPS Compound Annual Growth Has Exceeded 17% Per Year

(unaudited) $1.40 $1.20 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 $0.77 $0.30 $0.23

$0.19 $0.06 $0.87

$0.33

$0.23

$0.25

$0.06 $1.03

$0.32

$0.28

$0.32

$0.12 $1.25 $0.39 $0.32 $0.35 $0.20 $1.26—$1.46

$0.42

2001 1 2002 2003 2004 1 2005 2

(Adjusted Income) (Adjusted Income) (Per share) (Per share)

1 See Appendix IV for reconciliation of 2001 quarterly income per diluted share (non-GAAP measure) to U.S. GAAP and a reconciliation of 2004 quarterly adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.

2 The Company did not generate earnings or loss in Q1 2005.

Amounts represent income per diluted share before the cumulative effect of an accounting change. EPS is computed independently or each of the periods presented: accordingly, the sum of the quarterly EPS amounts may not agree to the total year.

05FY Estimate Q4 Q3

Q2

Q1

Strong Cash Flow Has Reduced Net Debt

(in millions) $69 $66 $37

$301 $245 $203 $193 $164

$39

1/1/01 12/31/01 12/31/02 12/31/03 12/31/04 6/30/05 (pro-forma)

Debt Net of Cash Synthetic Leases

At January 1, 2001, debt, net of cash is presented on a pro forma basis as defined in the Separation and Distribution Agreement with FMC Corporation.

Return On Investment

%

14 12 10 8 6 4 2

0

2001 2002 2003

2004

FMC Technologies Oil Service Index Median S&P 500 Median

Return on Investment (ROI) is calculated as income before the cumulative effect of changes in accounting principles plus after-tax interest expense as a percentage of total average debt and equity. The calculations of 2001 and 2004 ROI use adjusted income which is a non-GAAP measure. See Appendix I, II.

In Summary

A “New” Oilfield Services Company with

Strong and Growing Subsea Franchise Growing Energy Processing Business Platform for Added Products and Services

Separation Technology Subsea Processing Gas-to-Liquids Light Well Intervention Multiphase Metering

Strong Cash Flow High Return on Capital

Appendices

Appendix I

Reconciliation of Non-GAAP measures (as required by Regulation G)

(In millions, except per share amounts)

FY 2001

Segment operating profit (GAAP basis) $113.2

Add back: Restructuring and asset impairment charges 16.4

Adjusted segment operating profit (a non-GAAP measure) $129.6

Appendix II

Reconciliation of Non-GAAP measures (as required by Regulation G)

(In millions, except per share amounts)

FY 2004

Segment operating profit- Energy Systems (GAAP basis) $98.5

Add back: Goodwill impairment 6.5

Adjusted segment operating profit—Energy Systems $105.0 (a non-GAAP measure)

Income per diluted share (GAAP basis) $1.68 Less: Gain on conversion of investment in MODEC (0.52) International LLC

Add back: Goodwill impairment 0.09

Adjusted income per diluted share (a non-GAAP measure) $1.25

Appendix III

Reconciliation of Non-GAAP measures (as required by Regulation G)

Year Ended December 31,

(in millions) 2001 Income before the cumulative effect of a change in accounting principle (GAAP measure) $35.9

Add back: Restructuring and asset impairment charges, net of income taxes 10.4

Add back: Income tax charges related to the separation from FMC Corporation 8.9

Less: Pro forma interest expense, net of income taxes (4.7) Adjusted income before the cumulative effect of a change in accounting principle (non-GAAP measure) $50.5

Appendix IV

Reconciliation of Non-GAAP measures (as required by Regulation G)

2001 Q1 2001* Q2 2001 * Q3 2001 Q4 2001 FY 2001 Income per diluted share before cumulative effect of a change in accounting principle (GAAP basis) $(0.06) $0.15 $0.15 $0.30 $0.55

Less: Pro forma incremental interest expense (0.04) (0.03) - - (0.07)

Add back:

Restructuring and asset impairment charges 0.10 - 0.06 - 0.16 Income Taxes related to separation from FMC 0.05 0.06 0.02 - 0.13 Other 0.01 0.01 - - -

Adjusted income per diluted share (a non GAAP Measure) $0.06 $0.19 $0.23 $0.30 $0.77

*Results relating to periods prior to June 1, 2001 were carved out from the consolidated financial statements of FMC Corporation.

2004 Q1 2004 Q2 2004 Q3 2004 Q4 2004 FY 2004

Income per diluted share (GAAP basis) $0.20 $0.35 $0.32 $0.81 $1.68 Less: Gain on conversion of investment in MODEC International LLC - - - (0.51) (0.52)

Add back:

Goodwill impairment - - - 0.09 0.09

Adjusted income per diluted share ( a non-GAAP measure) $0.20 $0.35 $0.32 $0.39 $1.25

Large Project Awards Anticipated in the Market Over the Next 18 Months

Subsea Operator Development Trees

Gulf of Mexico/N. America

BHP B Shenzi (Gulf) 30-35 Shell Hammerhead (Alaska) 5-10 Exxon Mobil Glory Hole (Canada) 10-15

West Africa/Med

ENI Bouri Phase 2 (Libya) 15-20 Woodside TIOF (Mauritania) 5-10 Exxon Mobil Kizomba C (Angola) 15-20 Exxon Mobil MEGI phase-4 (Eq. Guinea) 20-25 Exxon Mobil BOSI (Nigeria) 15-20 Total Moho (Congo) 10-15 Chevron Nsiko (Nigeria) 20-25 Chevron Tombua Landana (Angola) 10-15 Shell Bonga—S.West (Nigeria) 30-35 Shell Bonga—N.West (Nigeria) 5-10

Subsea Operator Development Trees

Brazil

Chevron Frade 15-20 Shell BC-10 15-20

North Sea

Statoil Tyrihans (Norway) 10-15 CNR Lyell (UK) 5-10 Statoil Gjøa (Norway) 15-20 BP Skarv (Norway) 10-15

Asia Pacific

Unocal Gendalo (Indonesia) 5-10 Argo/Clarkson (Philippines) 5-10 Woodside Vincent (Australia) 5-10